                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  JUNE 27, 1997


                           INTERNATIONAL POST LIMITED
             (Exact name of registrant as specified in its charter)


           DELAWARE                 000-23388                  13-3735647
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)          Identification Number)


            545 FIFTH AVENUE, NEW YORK, NY                      10017
        (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (212) 986-6300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

         On June 27, 1997, the Registrant entered into an Agreement and Plan of Merger with Video Services Corporation and Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck (the stockholders of Video Services Corporation) regarding the merger of the Registrant and Video Services Corporation. The Agreement and Plan of Merger is attached hereto as Exhibit 10.57 and incorporated by reference herein. The press release announcing the execution of the Agreement and Plan of Merger is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         On June 27, 1997, the Registrant entered into a Voting Agreement with Video Services Corporation, Terrence A. Elkes, The Equitable Life Assurance Society of the United States, Equitable Deal Flow Fund, L.P., Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck which contains the agreement of the parties thereto to vote all of his/its shares of the Registrant's common stock for the approval of the Agreement and Plan of Merger and the transactions contemplated therein and in favor of the Registrant's 1997 Long Term Incentive Plan. The Voting Agreement is attached hereto as Exhibit 10.58 and incorporated by reference herein.

 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

    10.57 Agreement and Plan of Merger, dated as of June 27, 1997, by and among International Post Limited, Video Services Corporation and Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck.

    10.58 Voting Agreement, dated as of June 27, 1997, by and among International Post Limited, Video Services Corporation, Terrence A. Elkes, The Equitable Life Assurance Society of the United States, Equitable Deal Flow Fund, L.P., Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck.

    99.1 Press Release announcing the execution of the Agreement and Plan of Merger.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       INTERNATIONAL POST LIMITED


                                       By: /s/ Martin Irwin
                                          --------------------------------
                                          Name: Martin Irwin
                                          Title: President and Chief Executive
                                                  Officer

Date: July 7, 1997

                               INDEX TO EXHIBITS

Exhibit No.
-----------

  10.57 Agreement and Plan of Merger, dated as of June 27, 1997, by and among International Post Limited, Video Services Corporation and Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck.

  10.58 Voting Agreement, dated as of June 27, 1997, by and among International Post Limited, Video Services Corporation, Terrence A. Elkes, The Equitable Life Assurance Society of the United States, Equitable Deal Flow Fund, L.P., Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck.

  99.1 Press Release announcing the execution of the Agreement and Plan of Merger.